Exhibit 99.1

Investors Presentation

Annual Shareholder Meeting

May 30, 2012

investors Bancorp, INC.

Forward Looking Statements

Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks, as described in our SEC filings, and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operated, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Core Values

- **Cooperation**
  The act of working together towards a common purpose or benefit.

- **Character**
  The combination of features and traits that form the individual nature of a person or team.

- **Community**
  A self-organized network of people who collaborate by sharing ideas and information for the sake of the common good.

- **Commitment**
  A pledge, promise or obligation.

Corporate Profile

Banking in your best interest

- Established in 1926
- 100 Branch Locations
- $12.84 Billion in assets as of March 31, 2013
- Initial Public Offering – October 11, 2005
- Shares Traded on NASDAQ under ticker symbol "ISBC"

Asset Growth ($ in millions)



$5,126
$5,447
$5,873
$7,184
$8,358
$9,602
$10,702
$12,723
$12,841
+150%
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Mar 13

investorsBancorp, INC.

Loan Growth ($ in millions)



$2,414
$3,260
$4,015
$5,624
$6,652
$7,995
$8,895
$10,438
$10,599
+339%
97.4%
94.9%
90.6%
86.5%
74.4%
9.2%
11.0%
65.0%
14.5%
15.3%
59.3%
20.4%
15.9%
48.7%
28.7%
18.9%
48.0%
29.2%
19.0%
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Mar 13
C&I
Construction
Commerical
Multi-Family
Residential and Consumer

Deposit Growth ($ in millions)

Strong deposit growth with positive change in composition



+168%
$3,270
$3,451
$3,794
$4,233
$5,841
$6,775
$7,362
$8,769
$8,774
2005
2006
2007
2008
2009
2010
2011
2012
Mar 2013
Certificate of Deposit
Core Deposits

investorsBancorp, INC.

Financial Highlights

Net Interest Income
($ in millions)



$107,386
$99,352
$91,454
$139,907
$192,289
$269,410
$329,084
$372,745
+247%
2.05%
1.61%
1.67%
2.23%
2.53%
3.17%
3.39%
3.40%
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12

Note: % represents cumulative change in Net Interest Income

investorsBancorp, INC.

Opportunities and Growth - Acquisitions

Acquisitions	Branches	Closing	Deposits Acquired	Goodwill Recorded
❖Summit Federal Savings Bank	5	Jun 2008	$ 95 M	$-
❖American Bank of New Jersey	5	May 2009	$ 448 M	$17.6 M
❖Banco Popular	6	Oct 2009	$227 M	$4.9 M
❖Millennium Bcpbank	17	Oct 2010	$600 M	$-
❖Brooklyn Federal Savings	5	Jan 2012	$ 386 M	$16.7 M
❖Marathon National Bank	13	Oct 2012	$ 778 M	$38.4 M
❖Roma Financial Corporation	26	TBD	$ 1.49 B	TBD
❖Gateway	4	TBD	$ 279 M	TBD

Opportunities and Growth – De Novo Branches

New Jersey

		Deposits
Perth Amboy	Oct 2007	$ 76 M
Red Bank	May 2008	$ 63M
Morristown	Mar 2009	$ 130M
Three Bridges	Jul 2009	$ 53 M
Edison- Clara Barton	Sep 2009	$ 122M
Lakewood- Madison	Oct 2009	$ 57M
Carteret	Jun 2010	$42M
South Plainfield	Sep 2010	$ 19M
South Orange	Mar 2011	$ 33M
Freehold- Main	Apr 2011	$262M
Point Pleasant	Apr 2012	$41M
Woodbridge	Oct 2012	$38 M

New York

		Deposits
Brooklyn – Boro Park	Oct 2011	$87 M
Brooklyn – Ave M	Apr 2012	$ 68 M
Brooklyn – 86th St	Nov 2012	$ 10 M

Total Deposits as of March 31, 2013

investorsBancorp, INC.


Investors
Roma
GCF
Hamilton Square
Mt Bethel
Hopatcong
Boonton Reservoir
Paterson
Fair Lawn
Yonkers
Harrison
Hackensack
New Rochelle
Beaver Lake
Glen Cove
Hackettstown
Belvidere
Bushkill Center
Mendham
Clifton
North Bergen
Dix Hills
Plainview
Brentwood
Hicksville
Levittown
Deer Park
Easton
Bedminster
High Bridge
Bethlehem
Allentown
Elizabeth
Valley Stream
Hempstead
West Babylon
Freeport
Linden
Jamaica Bay
Long Beach
Readington
Carteret
Staten Island
Emmaus
Frenchtown
Raritan Bay
Perth Amboy
Sayreville
North Brunswick
East Brunswick
Hazlet
Quakertown
Perkasie
Lambertville
Princeton
Souderton
Doylestown
Lansdale
Hamilton Square
Warminster
Asbury Park
Allaire State Park
Norristown
Abington
Bensalem
Chesterfield
Cheltenham
Berwyn
Fort Dix
Fort Dix Military Reservation
Silverton
Marple
Havertown
Philadelphia
Country Lake Estates
Toms River
Springfield
Audubon
Chester
Woodbury
Tabernacle
Forked River
Lindenwold
Swedesboro
Barnegat Beach
Waterford Works
Woodstown
Staffordville

Investors Financial Group

- ***"Investment Program of the Year"***
  by our Clearing Broker

- ***"One of the top 20 programs"***
  by Bank Investment Consultant Magazine

Strong Metrics (information in % as of 3/31/13)


10.1
7.89
Return on Average Equity
Investors
Peer Average
52.07
24.59
3 Yr Shareholder Return
58.45
50.05
Efficiency Ratio
1.41
1.15
Allowance to Total Loans
2.21
1.37
Non Performing Loans to Total Loans

Peer Group: Astoria Financial Corp, New York Community, Valley National, Dime Community, Provident Financial Services ,Signature Bank, Peapack-Gladstone, Northfield Bancorp

Strategic Plan Initiatives

- Invest in Technology
- Respond to Regulatory Environment
- Enhance Enterprise Risk Management
- Complete Roma and GCF Acquisition
- Expand Commercial Lending
- Raise Additional Capital

Total Return Performance


Total Return Performance
Index Value
240
210
180
150
120
90
60
30
10/12/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
05/17/13
Investors Bancorp, Inc.
SNL U.S. Bank and Thrift
SNL U.S. Thrift

Source: SNL Financial

Thank You

For More Information:

- Log onto our web site: www.myinvestorsbank.com
- Log onto our website above or www.sec.gov to obtain free copies of documents filed by Investors with the SEC

investors Bancorp, INC.